UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2006

CENTURY PROPERTIES FUND XIX

(Exact name of Registrant as specified in its charter)

       California

   0-11935

  94-2887133

(State or other jurisdiction

 (Commission

     (I.R.S. Employer

   of incorporation)

 File Number)

  Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Please see the description under Item 2.03, below.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Century Properties Fund XIX (the “Registrant”) obtained an additional mortgage loan (the “Additional Mortgage Loan”) from Capmark Finance Inc., a California corporation (the “Lender”), in the principal amount of $3,050,000 on its investment property, Tamarind Bay Apartments, located in St. Petersburg, Florida.  The Additional Mortgage Loan requires monthly payments of interest only beginning on August 1, 2006 until July 1, 2009, at a fixed interest rate of 6.31%.  From August 1, 2009 through the maturity date of September 1, 2021, the Additional Mortgage Loan requires monthly payments of principal and interest at a fixed interest rate of 6.31% per annum.  At maturity a balloon payment of approximately $2,424,000 is due.  The Registrant may prepay the Additional Mortgage Loan at any time with 30 days written notice to the Lender subject to a prepayment penalty as defined in the agreement documenting the Additional Mortgage Loan.

In accordance with the terms of the loan agreement relating to the Additional Mortgage Loan, payment of the Additional Mortgage Loan may be accelerated at the option of the Lender if an event of default, as defined in the agreement documenting the Additional Mortgage Loan, occurs.  Events of default include, but are not limited to: failure to pay or deposit any amount due; failure to make the final payment or pay the prepayment premium due; and breach or default in the performance of any of the covenants or agreements made by the Registrant.

The terms of the existing mortgage note made by Federal Home Loan Mortgage Corporation, with a current balance of approximately $4,040,000, were modified as a result of securing the Additional Mortgage Loan described above. The existing mortgage note now carries a fixed interest rate of 7.11% per annum, requires monthly payments of principal and interest of approximately $27,000, and a balloon payment of approximately $2,984,000 is due at maturity in September 2021.  The previous mortgage terms were a fixed interest rate of 7.06%, monthly payments of principal and interest of approximately $36,000, and the mortgage was scheduled to be fully amortized at maturity.

The foregoing description is qualified in its entirety by reference to the Multifamily Note and the Amended and Restated Multifamily Note, copies of which are filed as exhibits 10.37 and 10.38 to this report.

In accordance with the Partnership Agreement, the Registrant’s managing general partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds from the above transaction will be distributed to the Registrant’s partners.

Item 9.01  Financial Statements and Exhibits

(d)

    Exhibits

The following exhibits are filed with this report:

10.37

Multifamily Note dated June 30, 2006 between Century Properties Fund XIX, a California limited partnership and Capmark Finance Inc., a California corporation.*

10.38

Amended and Restated Multifamily Note dated June 30, 2006 between Century Properties Fund XIX, a California limited partnership and Federal Home Loan Mortgage Corporation.*

*Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PROPERTIES FUND XIX

By:

FOX PARTNERS, II

General Partner

By:

FOX CAPITAL MANAGEMENT CORPORATION

Managing General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

Date:

July 7, 2006